EXHIBIT 10.14


                      [LETTERHEAD OF URT INDUSTRIES, INC.]




                                                                    May 28, 1999




Peaches Entertainment Corporation
1180 East Hallandale Beach Blvd.
Hallandale, FL  33009

Gentlemen:

     It is the purpose of this letter agreement to confirm that, in consideration of the benefit which would be expected to accrue to URT Industries, Inc. ("URT"), URT hereby agrees that, in the event that funds generated from the operations of Peaches Entertainment Corporation ("PEC"), and the proceeds of debt financing, are insufficient to meet PEC's current projected operating requirements during the fiscal year period ending April 2, 2000, then URT will take any necessary action to see that funds are available to cover any such shortfall up to April 2, 2000.

     Please sign below to evidence our agreement.


                                            Very truly yours,

                                            URT Industries, Inc.

                                            By:      /s/ Jason Wolk
                                                     ---------------------------
                                                     Executive Vice-President
Agreed and Approved:

Peaches Entertainment Corporation

By:       /s/ Brian Wolk
     ------------------------
     Executive Vice-President